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AMERICAN LEGACY VUL/SVUL                                                                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
ADDENDUM TO APPLICATION                                                              HOME OFFICE LOCATION:  SYRACUSE, NEW YORK 13202
                                                                       ADMINISTRATIVE MAILING ADDRESS:  HARTFORD, CONNECTICUT  06103


                                                                                                                     B14b NY- PAGE 1
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1a.  Name of Proposed Insured A  (FIRST, MIDDLE INITIAL & LAST)

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1b.  Name of Proposed Insured B  (FIRST, MIDDLE INITIAL & LAST)

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1c.  Name of Owner  (PROVIDE FULL LEGAL NAME.)

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2a.  No Lapse Provision?    |_| Yes   |_| No  (IF YES, ANSWER QUESTION 2b, IF APPLICABLE)

2b.  Indicate the No Lapse Provision you are applying for: (E.G. 10 YEARS, AGE 100, ETC.) _________________________________
     AVAILABILITY VARIES BY PRODUCT AND STATE. THIS PROVISION IS NOT AVAILABLE WITH DEATH BENEFIT OPTION 3. THE NO LAPSE PROVISION
     WILL ONLY BE EFFECTIVE IF ELECTED HERE AND IF THE NO LAPSE PREMIUM REQUIREMENT IS MET.
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3.   What level of risk are you most comfortable assuming for the underlying investment options in your life insurance policy?
     (CHECK ONE ONLY.)        |_| Aggressive        |_| Moderately Aggressive        |_| Moderate        |_| Moderately Conservative
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4.   INITIAL PREMIUM PAYMENT ALLOCATIONS  ALLOCATION TO ANY ONE LINE MUST BE 1% OR MORE. USE WHOLE PERCENTAGES ONLY. GRAND TOTAL OF
     ALL ALLOCATIONS MADE IN THIS SECTION OF THE APPLICATION MUST EQUAL 100%. REFER TO SECTION 7 FOR DOLLAR COST AVERAGING
     ALLOCATIONS.
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_________ % FIXED ACCOUNT Transfer(s) from the Fixed Account may only be made during the 30-day period following each policy anniversary and is/are subject to a maximum annual limit of 20% of the Fixed Account value as of that policy anniversary, except as provided under the dollar cost averaging program according to the terms in the Product Prospectus.
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AMERICAN FUNDS INSURANCE SERIES (AFIS)
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                 Asset Allocation Fund (Class 2)
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                 Blue Chip Income and Growth Fund (Class 2)
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                 Bond Fund (Class 2)
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                 Cash Management Fund* (Class 2)
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                 Global Discovery Fund (Class 2)
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                 Global Growth Fund (Class 2)
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                 Global Small Capitalization Fund (Class 2)
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                 Growth Fund (Class 2)
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                 Growth-Income Fund (Class 2)
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                 High-Income Bond Fund (Class 2)
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                 International Fund (Class 2)
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                 New World Fund (Class 2)
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                 U.S. Government/AAA-Rated Securities Fund (Class 2)
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NOTE: ALL PAYMENTS AND VALUES PROVIDED BY THE LIFE INSURANCE POLICY WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT
ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. THE DEATH BENEFIT PROCEEDS AND THE CASH VALUES MAY INCREASE OR DECREASE IN
ACCORDANCE WITH THE EXPERIENCE OF THE VARIABLE ACCOUNT. ALSO, THE DEATH BENEFIT PROCEEDS MAY BE VARIABLE OR FIXED UNDER SPECIFIED
CONDITIONS.
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* THE CASH MANAGEMENT FUND IS REFERRED TO AS THE MONEY MARKET FUND IN THE
  LIFE INSURANCE POLICY.
B14b NY                                                                        (05/02)

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                                                                                                                    B14b NY - PAGE 2

ELECTRONIC TRANSFER AUTHORIZATION
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5.   I/We authorize internet transfer instructions for:   |_| Registered Representative/Agent

     I/We acknowledge that neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with an electronic transfer if the Company or such other person acted upon an electronic transfer instruction in good faith in reliance on this authorization.
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6.   AUTOMATIC REBALANCING (THIS SERVICE IS NOT AVAILABLE IF DOLLAR COST AVERAGING IS SELECTED. IF A BOX IS NOT CHECKED, AUTOMATIC
     REBALANCING WILL NOT BE PROVIDED AT ISSUE.)      |_| Quarterly    |_| Semi-Annual    |_| Annual
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           ****************** COMPLETE QUESTIONS 7a - 7d, ONLY IF ELECTING DOLLAR COST AVERAGING ******************
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DOLLAR COST AVERAGING IF DOLLAR COST AVERAGING (DCA) IS ELECTED, AN INITIAL PREMIUM ALLOCATION MUST BE MADE TO THE CASH MANAGEMENT
FUND OR FIXED ACCOUNT (IF AVAILABLE, SEE PRODUCT PROSPECTUS). THESE TRANSFERS WILL CONTINUE FOR THE PERIOD SELECTED BELOW OR UNTIL
THE CASH MANAGEMENT FUND OR FIXED ACCOUNT IS EXHAUSTED OR THE PROGRAM IS TERMINATED, AS PROVIDED UNDER THE POLICY AND PRODUCT
PROSPECTUS.
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7a.  Select one account to automatically transfer dollar amounts from:
     |_|  Cash Management Fund (DCA FROM CASH MANAGEMENT TO CASH MANAGEMENT IS NOT ALLOWED.)
     |_|  Fixed Account (IF AVAILABLE, SEE PRODUCT PROSPECTUS.)
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7b.  Dollar Cost Averaging over the following period: (CHECK ONE.)   |_| 12 Months (OR 4 QUARTERS)   |_| 24 Months (OR 8 QUARTERS)
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7c.  Select ONE Transfer Option (SEE THE PRODUCT PROSPECTUS FOR THE MINIMUM PER TRANSFER):
       |_| $_____________ monthly           |_| $_____________ quarterly
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7d. DOLLAR COST AVERAGE ALLOCATIONS: (ALLOCATION TO ANY ONE LINE MUST BE 1% OR MORE. USE WHOLE PERCENTAGES ONLY. GRAND TOTAL OF ALL
    ALLOCATIONS MADE IN THIS SECTION OF THE APPLICATION MUST EQUAL 100%.)
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AMERICAN FUNDS INSURANCE SERIES (AFIS)
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                 Asset Allocation Fund (Class 2)
--------------- --------------------------------------------------------------------------------------------------------------------

                 Blue Chip Income and Growth Fund (Class 2)
--------------- --------------------------------------------------------------------------------------------------------------------

                 Bond Fund (Class 2)
--------------- --------------------------------------------------------------------------------------------------------------------

                 Cash Management Fund (Class 2) (NOT ALLOWED FROM CASH MANAGEMENT FUND.)
--------------- --------------------------------------------------------------------------------------------------------------------

                 Global Discovery Fund (Class 2)
--------------- --------------------------------------------------------------------------------------------------------------------

                 Global Growth Fund (Class 2)
--------------- --------------------------------------------------------------------------------------------------------------------

                 Global Small Capitalization Fund (Class 2)
--------------- --------------------------------------------------------------------------------------------------------------------

                 Growth Fund (Class 2)
--------------- --------------------------------------------------------------------------------------------------------------------

                 Growth-Income Fund (Class 2)
--------------- --------------------------------------------------------------------------------------------------------------------

                 High-Income Bond Fund (Class 2)
--------------- --------------------------------------------------------------------------------------------------------------------

                 International Fund (Class 2)
--------------- --------------------------------------------------------------------------------------------------------------------

                 New World Fund (Class 2)
--------------- --------------------------------------------------------------------------------------------------------------------

                 U.S. Government/AAA-Rated Securities Fund (Class 2)
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B14b NY-

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                                                                                                                    B14b NY- PAGE 3

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SUITABILITY ANSWERS TO QUESTIONS 8a - 15 ARE NOT REQUIRED IF THE POLICY OWNER IS A TRUST.
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8a.  Total Net Worth   $ ____________________   8b.  Total Household Income (EARNED & UNEARNED)                 ____________________

8c.  Liquid Net Worth  $ ____________________   8d.  How much of Net Worth is in Stocks, Bonds and Mutual Funds?____________________
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9.   Total face value of other Life Insurance?
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10.  Marital Status: (CHECK ONE.)     |_| Single     |_| Married     |_| Divorced     |_| Widowed     |_| Separated
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11.  Number of Dependents:                                          12.  Date of Birth:
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13.  Source of Premium Dollars: (CHECK ONE.)     |_| Corporate     |_| Individual     |_| Irrevocable Trust
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14.  Current Employer Name & Address:
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15.  Occupation: (CHECK ONE.)    |_| Business Owner   |_| Executive   |_| Professional   |_| Retiree     |_| Other: ________________
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16.  Tax Filing Status: (CHECK ONE.)  |_| Single  |_| Head of Household  |_| Partnership  |_| Non Taxable
                                      |_| Joint   |_| Corporation        |_| Trust        |_| Other ______________
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17.  Time Horizon: (CHECK ONE.)    |_| 5 - 7 years    |_| 8 - 10 years    |_| 11 - 15  years    |_| Other _________________
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18.  For this policy, I/we am/are comfortable assuming: (CHECK ONE.)     |_| Low Risk      |_| Moderate Risk      |_| High Risk
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19.  Name of any person(s) authorized to transact business on behalf of this entity:
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20.  Does the Policy Owner have any affiliation with, or work for, a member of a Stock Exchange or the National Association of
     Securities Dealers, Inc., or other entity in dealing as agent or principal in securities? (IF "YES", PROVIDE THE NAME AND
     ADDRESS OF THE COMPANY BELOW.)    |_| Yes     |_| No

     Company Name & Address:
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 21.   Name of Broker/Dealer:  (PLEASE PRINT.)
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       Address:
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       Telephone                                                                Field Office Code
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I/WE UNDERSTAND THAT VARIABLE UNIVERSAL LIFE IS A LIFE INSURANCE POLICY.

I/WE HAVE A CURRENT NEED FOR LIFE INSURANCE.

I/WE UNDERSTAND THAT THE CASH VALUE AND DEATH BENEFIT PROCEEDS OF A VARIABLE UNIVERSAL LIFE POLICY MAY INCREASE OR DECREASE BASED
UPON THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS, AND THAT A DECREASE IN CASH VALUE MAY CAUSE A LAPSE IN THE POLICY AND LOSS OF
LIFE INSURANCE COVERAGE.

I/WE HAVE READ THE QUESTIONS AND ANSWERS IN THIS VUL/SVUL ADDENDUM TO APPLICATION (ADDENDUM TO APPLICATION) AND DECLARE THAT THEY
ARE COMPLETE AND TRUE TO THE BEST OF MY (OUR) KNOWLEDGE AND BELIEF. I/WE AGREE, A) THAT THIS ADDENDUM TO APPLICATION AND APPLICATION
SHALL FORM A PART OF ANY POLICY ISSUED, AND B) THAT NO AGENT/REPRESENTATIVE OF THE COMPANY SHALL HAVE THE AUTHORITY TO WAIVE A
COMPLETE ANSWER TO ANY QUESTION IN THIS ADDENDUM TO APPLICATION, MAKE OR ALTER ANY CONTRACT, OR WAIVE ANY OF THE COMPANY'S OTHER
RIGHTS OR REQUIREMENTS.

I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PRODUCT PROSPECTUS AND FUNDS PROSPECTUS(ES).

I/WE HAVE BEEN INFORMED OF THE RISKS INVOLVED IN THIS LIFE INSURANCE POLICY AND I/WE BELIEVE THE VUL/SVUL PRODUCT IS SUITABLE GIVEN
MY/OUR OVERALL OBJECTIVE TOWARDS INVESTING AND TIME HORIZON.

ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES AND COST SURRENDER VALUES ARE AVAILABLE UPON REQUEST.

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SIGNATURE OF OWNER/TRUSTEE (PROVIDE OFFICER'S TITLE IF    WITNESS (LICENSED REPRESENTATIVE)                            DATE
POLICY IS OWNED BY A CORPORATION.)


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DATED AT (CITY AND STATE)

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  SIGNATURE OF FIELD INVESTMENT REVIEWER                                                        DATE

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B14b NY